OSI ETF Trust Supplement dated March 3, 2020 To the Summary Prospectus dated October 31, 2019 of O’Shares FTSE Europe Quality Dividend ETF

Important Notice Regarding Changes in the Sub-Adviser, Name, Investment Objective, Underlying Index, Index Provider, and Principal Investment Strategy of the Fund
1.  Sub-Adviser Change.  Effective May 1, 2020, Vident Investment Advisory, LLC (“Vident”) will replace AGF Investments, LLC as the sub-adviser to O’Shares FTSE Europe Quality Dividend ETF (the “Fund”) pursuant to an investment sub-advisory agreement between Vident and O’Shares Investment Advisers, LLC (“O’Shares”), investment adviser to the Fund.  Vident is a Delaware limited liability company with its principal offices located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009.  The co-portfolio managers of the Fund will be Denise M. Krisko, CFA and Austin Wen, CFA. Vident currently sub-advises the O’Shares FTSE Russell Small Cap Quality Dividend ETF and O’Shares Global Internet Giants ETF.
Denise M. Krisko, CFA, joined Vident as its President in November 2014 and has over twenty years of investment management experience. Prior to joining Vident, Ms. Krisko was the Chief Investment Officer of Index Management Solutions, LLC from January 2010 to November 2014. Prior to that, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management from July 2007 to August 2009. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors from August 2005 until the merger of The Bank of New York with Mellon Bank in 2007, when she assumed her role with Mellon Capital Management. Ms. Krisko attained the Chartered Financial Analyst designation in 2000. Ms. Krisko graduated with a Bachelor of Science from Pennsylvania State University and obtained her Master of Business Administration degree from Villanova University
Austin Wen, CFA has seven years of investment management experience. Mr. Wen is a Portfolio Manager at Vident, specializing in portfolio management and trading of equity portfolios and commodities based portfolios, as well as risk monitoring and investment analysis. Previously, Mr. Wen was an analyst for Vident Financial, working on the development and review of investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.
2.  Name Change.  Effective June 1, 2020, the Fund’s name will change from O’Shares FTSE Europe Quality Dividend ETF to O’Shares Europe Quality Dividend ETF.
3.  Underlying Index and Index Provider Change.  Effective June 1, 2020, O’Shares Investment Advisers, LLC will become the index provider for the Fund and a new underlying index for the Fund, the O’Shares Europe Quality Dividend Index (the “New Underlying Index”), will replace the current underlying index, the FTSE Developed Europe Qual/Vol/Yield 5% Capped Factor Index.
4.  Investment Objective Change.  Effective June 1, 2020, the Fund’s new investment objective will be to track the investment results (before fees and expenses) of its New Underlying Index.

5.  Description of New Underlying Index.  Effective June 1, 2020, the description of the Target Index of the Fund will reflect the Fund’s New Underlying Index as follows:

O’Shares Europe Quality Dividend Index
The Target Index is designed to reflect the performance of publicly listed large capitalization and mid-capitalization dividend-paying issuers in Europe exhibiting high quality, low volatility and high dividend yields, as determined by O’Shares Investment Advisers, LLC (the “Index Provider”). The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines.
6.  Principal Investment Strategy Change.  Effective June 1, 2020, the Fund’s principal investment strategy will be to seek to track the performance (before fees and expenses) of its New Underlying Index.

Please keep this Supplement for future reference.